UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 20, 2016

BLUE CALYPSO, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53981	20-8610073
(Commission File Number)	(IRS Employer Identification No.)

101 W. Renner Rd., Suite 200 Richardson, TX	75082
(Address of principal executive offices)	(Zip Code)

(800) 378-2297
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2016, Blue Calypso, Inc. (the “Company”) filed a Certificate of Correction to the Certificate of Amendment previously filed by the Company on June 26, 2015 in connection with the Company’s reverse stock split.  The Certificate of Correction was filed by the Company in order to reflect the reduction in the Company’s authorized shares of Common Stock from 680,000,000 to 13,600,000, which was inadvertently omitted from the original filing of the Certificate of Amendment. A copy of the Certificate of Correction is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.                      Financial Statements, Pro Forma Financial Information and Exhibit.

(d)           Exhibits

3.1           Certificate of Correction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  April 22, 2016                                                                          By: /s/ Chris Fameree
Chris Fameree
Chief Financial Officer